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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            ________________________

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                            ________________________

       Date of Report (Date of earliest event reported): October 22, 2001

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

             New York                                        3812                             11-0707740
     (State or Other Jurisdiction         (Primary Standard Industrial Classification       (I.R.S. Employer
   of Incorporation or Organization)                     Code Number)                      Identification No.)

                            ________________________
                         60 East 42/nd/ Street, Suite 5010
                               New York, NY 10165
                                  212.716.2000

    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                            ________________________
                                 Not applicable
          (Former name or former address, if changed since last report)

                            ________________________

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Item 9.  Regulation FD Disclosure

         The following information is furnished pursuant to Regulation FD.

         On October 22, 2001, the registrant issued a press release announcing financial results for its third quarter ended September 29, 2001. A copy of the press release is attached as Exhibit 99.1 hereto.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EDO CORPORATION

                                        By: /s/ William J. Frost
                                           ------------------------------------
                                        Name:  William J. Frost
                                        Title: Vice President - Administration
                                               and Secretary

Date: October 23, 2001

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                                  EXHIBIT INDEX

Number         Exhibit

99.1           Press Release dated October 22, 2001.